Exhibit 10.6

DUCK CREEK TECHNOLOGIES, INC.

2020 OMNIBUS INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

This Non-Qualified Stock Option Award Agreement (this “Option Award Agreement”), dated as of [_________________] (the “Date of Grant”), is made by and between Duck Creek Technologies, Inc., a Delaware corporation (the “Company”), and [_________________] (the “Participant”). Any capitalized terms used but not defined herein shall have the meaning ascribed to them in the Duck Creek Technologies, Inc. 2020 Omnibus Incentive Plan (as may be amended from time to time, the “Plan”).

1. Grant of Non-Qualified Stock Option. The Company hereby grants to the Participant, pursuant to the terms of this Option Award Agreement and the Plan, an option to purchase [_____] Shares at an exercise price of $[_____] per share that will vest on the satisfaction of the performance conditions set forth in Sections 2(a) and 2(b) of this Option Award Agreement (the “Option”). In addition to the satisfaction of the performance conditions, except as set forth herein, fifty percent (50%) of the Shares subject to the Option require continued service with the Company or an Affiliate through the dates set forth in Section 2(a) (the “Time-Vesting Option”) and the remaining fifty percent (50%) of the Shares subject to the Option require continued service with the Company or an Affiliate through the date on which the performance conditions are satisfied (the “Performance-Vesting Option”).

2. Vesting.

(a) The Shares subject to the Time-Vesting Option shall vest and become exercisable upon satisfying the vesting conditions set forth in both Sections 2(a)(i) and 2(a)(ii) below.

(i) The Shares subject to the Time-Vesting Option shall satisfy the service-vesting requirement as follows, subject to the Participant remaining in continuous service with the Company or an Affiliate thereof through the applicable date: 6.25% of the Shares subject to the Time-Vesting Option shall satisfy the service-vesting requirement quarterly beginning on the date that is three (3) months following [_________________] (the “Service-Vesting Commencement Date”), such that 100% of the Shares subject to the Time-Vesting Option will satisfy the service-vesting requirement on the fourth anniversary of the Service-Vesting Commencement Date; provided, however, that the service-vesting requirement shall lapse upon the earlier of (A) a Change of Control (as defined below) and (B) the date on which any Person owns a larger percentage of equity interests in the Company and its Subsidiaries than the Apax Group (as defined below).

(ii) The Shares subject to the Time-Vesting Option shall satisfy the performance-vesting requirement as follows: (i) 80% of the Shares subject to the Time-Vesting Option shall satisfy the performance-vesting requirement on the date on which the Apax Group receives a cumulative cash return in respect of their equity securities in the Company and its Subsidiaries (including any predecessor) equal to 100% of their aggregate investment in Disco Topco Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (the “Disco

Partnership”), as determined by the Administrator in good faith (the “1x Vesting Date”); (ii) 10% of the Shares subject to the Time-Vesting Option shall satisfy the performance-vesting requirement on the date on which the Apax Group receives a cumulative cash return in respect of their equity securities in the Company and its Subsidiaries (including any predecessor) equal to 300% of their aggregate investment in the Disco Partnership, as determined by the Administrator in good faith (the “3x Vesting Date”); and (iii) 10% of the Shares subject to the Time-Vesting Option shall satisfy the performance-vesting requirement on the date on which the Apax Group receives a cumulative cash return in respect of their equity securities in the Company and its Subsidiaries (including any predecessor) equal to 400% of their aggregate investment in the Disco Partnership, as determined by the Administrator in good faith (the “4x Vesting Date”). For purposes of calculating the cumulative cash return received by the Apax Group, Marketable Securities (as defined below) shall be treated as cash.

(b) The Shares subject to the Performance-Vesting Option shall vest upon satisfying the following performance conditions, provided that (except as set forth in Section 2(c) below) the Participant remains in continuous service with the Company or an Affiliate thereof through the applicable Performance-Vesting Date (as defined below): (i) 80% of the Shares subject to the Performance-Vesting Option shall vest on the 1x Vesting Date; (ii) 10% of the Shares subject to the Performance-Vesting Option shall vest on the 3x Vesting Date; and (iii) 10% of the Shares subject to the Performance-Vesting Option shall vest on the 4x Vesting Date (each, a “Performance-Vesting Date”).

(c) If the Participant’s service is terminated for any reason, (i) the Shares subject to the Time-Vesting Option that have not satisfied the service-vesting requirement as of the date of termination shall be forfeited without payment of any consideration and all rights of the Participant with respect to such Shares subject to the Time-Vesting Option shall immediately terminate, (ii) the Shares subject to the Performance-Vesting Option that have not satisfied the vesting conditions as of the date of termination shall be forfeited without payment of any consideration and all rights of the Participant with respect to such Shares subject to the Performance-Vesting Option shall immediately terminate, and (iii) neither the Participant nor any of the Participant’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such forfeited Shares subject to the Option. Notwithstanding the foregoing, if the Participant’s service is terminated by the Company without Cause (as defined below), or by the Participant for Good Reason (as defined below), following the later of (i) the execution of a definitive agreement which results in a Change of Control or (ii) the date which is six (6) months prior to a Change of Control, the Participant shall be treated as if the Participant was providing services to the Company on the date of such Change of Control.

(d) Notwithstanding anything to the contrary in this Option Award Agreement or the Plan, all Shares subject to the Option which have not satisfied all of the applicable vesting conditions on or prior to the date that the Apax Group sells all of its equity interests in the Company and its Subsidiaries shall immediately terminate, and such Shares subject to the Option shall be forfeited without payment of any consideration. Neither the Participant nor any of the Participant’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Stock.

(e) For purposes of this Section 2:

(i) the term “Apax Group” means Disco (Cayman) Acquisition Co. and its Affiliates (including all of its partners, officers, and employees in their capacities as such, and any private equity, investment or similar fund advised by Apax Partners LP);

(ii) the term “Cause” shall have the meaning set forth in the Participant’s employment agreement or service agreement with the Company or any of its Subsidiaries, if any, or in the absence thereof, shall mean the Participant’s (i) embezzlement, misappropriation of corporate funds, or other acts of material dishonesty, (ii) commission or conviction of any felony, or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any such felony or misdemeanor, (iii) any act constituting a willful or volitional act or failure to act which causes or can be expected to cause injury to the Company or its Affiliates (but not counting decisions, acts or omissions made in the ordinary course of business), (iv) material failure to comply or adhere to the Company’s or its Affiliates’ policies, which have been communicated to the Participant in writing, (v) material breach during employment or service of any restrictive covenant agreement, or (vi) material dishonesty, gross negligence or intentional misconduct (including willfully violating any law, rule or regulation). The Participant shall not be terminated for Cause unless (x) the Participant is provided with written notice from the board of directors of the Company setting forth the acts or omissions giving rise to such termination and, if curable and excluding items (i), (ii) and (vi), the Participant fails to cure such events or omissions within fifteen (15) days of receipt of such notice and (y) following a Change of Control, there is a majority vote of the board of the relevant entity to terminate the Participant’s employment or service for Cause;

(iii) the term “Change of Control” means (i) the sale of all or substantially all of the assets of the Company or a Subsidiary thereof (the assets of such Subsidiary comprising at least fifty percent (50%) of the consolidated assets of the Company and its Subsidiaries, taken as a whole) except where such sale is to one or more wholly owned Subsidiaries of the Company; or (ii) the consummation of a merger, reorganization or other transaction of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (A) a merger, reorganization or other transaction which results in the holders of voting securities of the Company outstanding immediately prior to such merger, reorganization or other transaction continuing to hold, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, reorganization or other transaction or (B) a merger, reorganization or other transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(iv) the term “Good Reason” shall have the meaning set forth in the Participant’s employment agreement or service agreement with the Company or any of its Subsidiaries, if any; and

(v) the term “Marketable Securities” means equity securities, other than equity securities of the Company or the Disco Partnership that (i) are freely traded without restriction of volume or manner of sale under Rule 144 of the Securities Act, (ii) are listed on any of the New York Stock Exchange, Nasdaq Stock Market or another United States public exchange reasonably acceptable to the Partnership or (iii) have a sufficient daily trading volume, as determined by the Administrator in its reasonable discretion, to permit resales of such securities in such time period, volume and manner as the Administrator deems appropriate without a discount.

3. Timing of Exercise. Following the vesting of the Option as set forth in Section 2 hereof, the Participant may exercise all or any portion of such Option at any time prior to the 10th anniversary of the Date of Grant.

4. Method of Exercise. The Participant may exercise the Option by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate exercise price of the Shares so purchased in cash or its equivalent; provided, that, notwithstanding the foregoing, the Participant shall be permitted, at his or her election, to satisfy payment of the aggregate exercise price of such Shares by cashless exercise or net share settlement, pursuant to which the Company shall withhold from the number of Shares that would otherwise be issued upon exercise of the Option the largest whole number of Shares with a Fair Market Value equal to the aggregate exercise price of the Shares with respect to which the Option is being exercised.

5. Voting and Other Rights. The Participant shall have no rights of a stockholder with respect to the Shares subject to the Option (including the right to vote and the right to receive distributions or dividends) unless and until Shares are issued in respect of the exercise of the Option in accordance with Section 4 hereof.

6. Option Award Agreement Subject to Plan. This Option Award Agreement is made pursuant to all of the provisions of the Plan, which is incorporated herein by this reference, and is intended, and shall be interpreted in a manner, to comply therewith. In the event of any conflict between the provisions of this Option Award Agreement and the provisions of the Plan, the provisions of the Plan shall govern. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Administrator in respect of the Plan, this Option Award Agreement and the Option shall be final and conclusive.

7. No Rights to Continuation of Service. Nothing in the Plan or this Option Award Agreement shall confer upon the Participant any right to continue in the service of the Company or any Affiliate thereof or shall interfere with or restrict the right of the Company or its Affiliates to terminate the Participant’s service at any time for any reason whatsoever, with or without Cause.

8. Tax Withholding. The Company shall be entitled to require a cash payment by or on behalf of the Participant in respect of any sums required or permitted by federal, state or local tax law to be withheld with respect in respect of the Option; provided, that, notwithstanding the foregoing, the Participant shall be permitted, at his or her election, to satisfy the applicable tax obligations with respect to the Option by cashless exercise or net share settlement, pursuant to which the Company shall withhold from the number of Shares that would otherwise be issued upon exercise of the Option the largest whole number of Shares with a Fair Market Value equal to the applicable tax obligations.

9. Governing Law. This Option Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.

10. Option Award Agreement Binding on Successors. The terms of this Option Award Agreement shall be binding upon the Participant and upon the Participant’s heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

11. No Assignment. Notwithstanding anything to the contrary in this Option Award Agreement, neither this Option Award Agreement nor any rights granted herein shall be assignable by the Participant.

12. Necessary Acts. The Participant hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Option Award Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

13. Severability. Should any provision of this Option Award Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Option Award Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Option Award Agreement. Moreover, if one or more of the provisions contained in this Option Award Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable, in lieu of severing such unenforceable provision, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear, and such determination by such judicial body shall not affect the enforceability of such provisions or provisions in any other jurisdiction.

14. Entire Agreement. This Option Award Agreement and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof, and supersede any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof.

15. Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Section.

16. Counterparts; Electronic Signature. This Option Award Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The Participant’s electronic signature of this Option Award Agreement shall have the same validity and effect as a signature affixed by the Participant’s hand.

17. Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

18. Set-Off. The Participant hereby acknowledges and agrees, without limiting the rights of the Company or any Affiliate thereof otherwise available at law or in equity, that, to the extent permitted by law, any amount due to the Participant under this Option Award Agreement may be reduced by, and set-off against, any or all amounts or other consideration payable by the Participant to the Company or any of its Affiliates under any other agreement or arrangement between the Participant and the Company or any of its Affiliates; provided that any such set-off does not result in a penalty under Section 409A of the Code.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Option Award Agreement as of the date set forth above.

DUCK CREEK TECHNOLOGIES, INC.

By:

Print Name:

Title:

[Signature Page to Non-Qualified Stock Option Award Agreement]

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Award Agreement.

PARTICIPANT

Signature:

Print Name:

Address:

[Signature Page to Non-Qualified Stock Option Award Agreement]

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